Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Cassandra Dump

(619) 971-1887

cassy@pascalecommunications.com

Investor Contact:

Chris Lewis

Director, Investor Relations, Corporate Development & Strategy

(949) 481-0510

clewis@glaukos.com

Glaukos Files Patent Infringement Lawsuit Against Ivantis, Inc.

San Clemente, CA – April 14, 2018 – Glaukos Corporation (NYSE: GKOS), an ophthalmic medical technology company focused on the development and commercialization of breakthrough products and procedures designed to transform the treatment of glaucoma, today announced that it has filed a patent infringement lawsuit against Ivantis, Inc. in the U.S. District Court for the Central District of California, Southern Division.  The lawsuit alleges that Ivantis’  Hydrus Microstent device infringes Glaukos patents relating to certain of Glaukos’ core glaucoma technologies.

“Since our founding in 1998, Glaukos has invested considerable time and resources to develop novel technologies that create entirely new treatment options for glaucoma surgeons and their patients,” said Thomas Burns, Glaukos president and chief executive officer.  “This lawsuit reflects our unwavering commitment to protect our proprietary inventions for the benefit of patients, customers, shareholders, employees and others who rely on us.”

About Glaukos

Glaukos (www.glaukos.com) is an ophthalmic medical technology company focused on the development and commercialization of breakthrough products and procedures designed to transform the treatment of glaucoma, one of the world’s leading causes of blindness.  The company pioneered Micro-Invasive Glaucoma Surgery, or MIGS, to revolutionize the traditional glaucoma treatment and management paradigm.  Glaukos launched the iStent®  Trabecular Micro Bypass Stent, its first MIGS device, in the United States in July 2012 and is leveraging its platform technology to build a comprehensive and proprietary portfolio of micro-scale injectable therapies designed to address the complete range of glaucoma disease states and progression.  The company believes the iStent, measuring 1.0 mm long and 0.33 mm wide, is the smallest medical device ever approved by the FDA.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.  Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this press release.  These potential risks and uncertainties include, without limitation, our ability to maintain, enforce and protect our proprietary rights to the technologies and inventions used in or embodied by our products.  These risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for 2017 filed with the Securities and Exchange Commission. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov.  In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com.  All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements.  You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof.  We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

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